Exhibit 99.1

IB Acquisition Corp.

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of IB Acquisition Corp.

Opinion on the Financial Statement

We have audited the accompanying balance sheet of IB Acquisition Corp. (formerly known as I-B Good Works 4 Corporation) (the “Company”) as of March 28, 2024, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of March 28, 2024, in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statement has been prepared to assume the Company will continue as a going concern. As discussed in Note 1 to the financial statement, the Company has no revenue, and incurred and expects to continue to incur significant professional costs to remain as a publicly traded company and to incur significant transaction costs in the pursuit of the consummation of a Business Combination. The Company’s cash and working capital as of March 28, 2024, may not be sufficient to complete its planned activities for the upcoming year. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding these matters are also described in Note 1 to the financial statement. The financial statement does not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to that matter.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ UHY LLP

We have served as the Company’s auditor since 2023.

New York, New York

April 3, 2024

F-2

IB Acquisition Corp.

F/K/A I-B Good Works 4 Corporation

Balance Sheet

March 28, 2024

Assets

Current assets
Cash	$1,661,315
Prepaid expenses	30,200
Total current assets	1,691,515
Cash held in trust account	115,575,000
Total assets	$117,266,515

Liabilities and Stockholders’ Equity

Current liabilities
Accrued expenses	$301,870
Total current liabilities	301,870
Total liabilities	301,870

Commitments and Contingencies (Note 6)

Common stock subject to possible redemption, 11,500,000 shares at redemption value of $10.05 per share	115,575,000

Stockholders’ Equity
Preferred stock, $0.0001 par value, 10,000,000 shares authorized, none issued and outstanding
Common stock, $0.0001 par value, 100,000,000 shares authorized, 4,249,090 shares issued and outstanding	425
Additional paid-in capital	1,643,780
Accumulated deficit	(254,560)
Total Stockholders’ Equity	1,389,645

Total Liabilities and Stockholders’ Equity	$117,266,515

The accompanying notes are an integral part of these financial statements.

F-3

IB Acquisition Corp.

F/K/A I-B Good Works 4 Corporation

NOTES TO FINANCIAL STATEMENT

Note 1 — Organization and Business Operations

IB Acquisition Corp. f/k/a I-B Good Works 4 Corporation (the “Company”) is a blank check company originally incorporated under the laws of the State of Delaware on July 7, 2020 and which converted to a Nevada corporation on September 21, 2023 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company has not selected any potential business combination target, and the Company has not, nor has anyone on its behalf, initiated any substantive discussions, directly or indirectly, with any potential business combination target with respect to an initial business combination with the Company. The Company’s investment strategy is not specific to any sector, however, the management team and board members believe there are compelling investment opportunities in a number of areas including consumer goods, sports and entertainment, and healthcare technology. The Company anticipates targeting companies domiciled in North America, Europe and Asia, with an enterprise value of at least $500 million.

As of March 28, 2024, the Company had not yet commenced any operations. All activity through March 28, 2024 relates to the Company’s formation and the initial public offering (the “Initial Public Offering” as further defined below). The Company has selected September 30 as its fiscal year end.

Initial Public Offering

The registration statement for the Company’s Initial Public Offering was declared effective on March 25,2024. On March 28, 2024, the Company consummated the Initial Public Offering of 11,500,000 units (the “Units”), which includes the full exercise by the underwriters of their over-allotment option in the amount of 1,500,000 Units, at a purchase price of $10.00 per Unit, generating gross proceeds of $115,000,000, which is discussed in Note 3. Each Unit consists of one share of the Company’s common stock, and one right. Each right entitles the holder thereof to receive one-twentieth (1/20) of one share of common stock upon the consummation of the Business Combination.

F-4

Note 1 – Organization and Business Operations (Continued)

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 610,500 Units (the “Private Placement Units”) at a price of $10.00 per Unit in a private placement to the Company’s sponsor, I-B Good Works 4, LLC (the “Sponsor”), which is an affiliate of I-Bankers Securities, Inc. (“I-Bankers”). The Private Placement Units are identical to the units sold in the Initial Public Offering. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Units, although substantially all of the net proceeds are intended to be applied generally toward completing a Business Combination.

Transaction costs amounted to $7,755,845 consisting of the fair value amount of $3,867,050 related with the issued representative shares, $3,450,000 of cash underwriting discount, and $438,795 of other offering costs.

The Company must complete its initial Business Combination with one or more target businesses that together have a fair market value equal to at least 80% of the net assets held in the Trust Account (as defined below) (excluding any M&A fees (see note 5) held in the Trust Account and taxes payable on the interest earned on the Trust Account) at the time of the agreement to enter into a Business Combination. The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the issued and outstanding voting securities of the target or otherwise acquires a controlling interest in the target business sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to successfully effect a Business Combination. Upon the closing of the Initial Public Offering, management has agreed that $10.05 per Unit sold in the Initial Public Offering, including proceeds of the sale of the Private Placement Units, will be held in a trust account (“Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination or (ii) the distribution of the funds in the Trust Account to the Company’s stockholders, as described below.

The Company will provide its stockholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company. The stockholders will be entitled to redeem their shares for a pro rata portion of the amount held in the Trust Account (initially $10.05 per share), calculated as of two business days prior to the completion of a Business Combination, including any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations. The shares of common stock were recorded at redemption value and classified as temporary equity upon the completion of the Initial Public Offering, in accordance with Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.”

The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 upon such completion of a Business Combination and, if the Company seeks stockholder approval, a majority of the outstanding shares voted are voted in favor of the Business Combination.

If the Company seeks stockholder approval in connection with a Business Combination, the initial stockholders, which are holders of the Founder Shares, have agreed to (i) waive their redemption rights with respect to their Private Placement Shares (as defined below) in connection with the completion of the Business Combination, (ii) waive their redemption rights with respect to their Founder Shares (defined below), Private Placement Shares (defined below) and any Public Shares they hold in connection with a stockholder vote to approve an amendment to the Company’s amended and restated articles of incorporation (a) to modify the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company does not complete the Business Combination within 18 months from the closing of the Initial Public Offering or (b) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity and (iii) waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares and Private Placement Shares if the Company fails to complete the Business Combination within 18 months from the closing of the Proposed Public Offering. In addition, the Sponsor has agreed to vote any Private Placement Shares held by it in favor of the Business Combination.

Additionally, each public stockholder may elect to redeem its Public Shares, irrespective of whether they vote for or against a proposed Business Combination.

Notwithstanding the foregoing, if the Company seeks stockholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Company’s amended and restated articles of incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the Public Shares.

F-5

Note 1 — Organization and Business Operations (Continued)

The Company will have until 18 months from the closing of the Initial Public Offering (the “Combination Period”) to complete a Business Combination. If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than 10 business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (less up to $100,000 of interest to pay dissolution expenses, which shall be net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to its obligations under Nevada law to provide for claims of creditors and the requirements of other applicable law.

The initial stockholders have agreed to waive their liquidation rights with respect to the Founder Shares and Private Placement Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the initial stockholders acquire Public Shares in or after the Initial Public Offering, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period. The Underwriters will not receive their M&A fee (see Note 5) held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.05).

The Sponsor has agreed that it will be liable to the Company, if and to the extent any claims by a third party for services rendered or products sold to the Company, or by a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (1) $10.05 per Public Share or (2) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account nor will it apply to any claims under the Company’s indemnity of the Underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), in connection with both this offering and the business combination. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company’s independent auditors), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Going Concern Consideration

As of March 28, 2024, the Company had $1,661,315 in cash and a working capital of $1,389,645. The Company has incurred and expects to continue to incur significant costs in pursuit of its acquisition plans. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management plans to address this uncertainty through a Business Combination. There is no assurance that the Company’s plans to raise capital or to consummate a Business Combination will be successful within the Combination Period. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

F-6

Note 2 — Significant Accounting Policies

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of US Securities and Exchange Commission (“SEC”).

Emerging Growth Company Status

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, as modified by the Jumpstart our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of the financial statement in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

F-7

Note 2 — Significant Accounting Policies (Continued)

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The Company did not have any cash equivalents as of March 28, 2024.

Cash Held in Trust Account

At March 28, 2024, the Company had $115,575,000 in cash held in the Trust Account.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying condensed balance sheet, primarily due to their short-term nature.

Fair Value Measurements

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:	Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:	Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

Offering Costs

The Company complies with the requirements of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A — “Expenses of Offering”. Offering costs consist principally of professional and registration fees, cash underwriting discount, and deferred underwriting fees incurred through the balance sheet date that are related to the Initial Public Offering. Offering costs were allocated to the separable financial instruments issued in the Initial Public Offering based on relative fair value basis, compared to total proceeds received. Offering costs allocated to the Public Shares were charged against the carrying value of ordinary shares subject to possible redemption upon the completion of the Initial Public Offering and offering costs allocated to Public Rights (as defined in Note 3) were charged to additional paid in capital upon the completion of the Initial Public Offering.

Common Stock Subject to Possible Redemption

The Public Shares contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation, or if there is a shareholder vote or tender offer in connection with the Company’s initial business combination. In accordance with ASC 480-10-S99, the Company classifies Public Shares subject to redemption outside of permanent equity as the redemption provisions are not solely within the control of the Company. The Public Shares sold as part of the Units in the Initial Public Offering were issued with other freestanding instruments (i.e., Public Rights) and as such, the initial carrying value of Public Shares classified as temporary equity are the allocated proceeds determined in accordance with ASC 470-20. The Company recognizes changes in redemption value immediately as it occurs and will adjust the carrying value of redeemable shares to equal the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption amount value. The change in the carrying value of redeemable shares will result in charges against retained earnings or additional paid-in capital in the absence of retained earnings. Accordingly, at March 28, 2024, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet. The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable shares to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable shares are affected by charges against retained earnings or additional paid-in capital in the absence of retained earnings.

At March 28, 2024, the common stock subject to redemption reflected in the balance sheet are reconciled in the following table:

As of March 28, 2024
Gross proceeds	$115,000,000
Less:
Proceeds allocated to Public Rights	(2,415,000)
Common stock issuance cost	(7,571,317)
Plus:
Remeasurement of carrying value to redemption value	10,561,317
Common stock subject to possible redemption, March 28, 2024	$115,575,000

F-8

Note 2 — Significant Accounting Policies (Continued)

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized. Deferred tax assets were de minimis as of March 28, 2024.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. The Company may be subject to potential examination by federal and state taxing authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal and state tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months. The Company’s policy for recording interest and penalties associated with audits is to record such items as a component of income tax expense.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on the cash account.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s condensed financial statements.

Note 3 — Initial Public Offering

Pursuant to the Initial Public Offering, the Company sold 11,500,000 Units, which includes a full exercise by the underwriter of their over-allotment option in the amount of 1,500,000 Units, at a purchase price of $10.00 per Unit. Each Unit consists of one share of the Company’s common stock, and one right. Each right entitles the holder thereof to receive one-twentieth (1/20) of one share of common stock upon the consummation of the Business Combination.

Note 4 — Private Placement

Simultaneously with the closing of the Initial Public Offering, the Sponsor has purchased an aggregate of 610,500 Private Placement Units at a price of $10.00 per Private Placement Unit from the Company in a private placement. Each Private Unit will consist of one share of common stock (“Private Placement Share”) and one right (“Private Placement Right”). Each Private Placement Right will entitle the holder to receive one-twentieth of one share of common stock at the closing of a Business Combination. Certain proceeds from the sale of the Private Placement Units were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law), and the Private Placements Units and all underlying securities will expire worthless.

Note 5 — Related Party Transactions

Founder Shares

On September 2, 2020, the Sponsor subscribed to purchase an aggregate of 4,312,500 shares (the “Founder Shares”) for a subscription price of $3,000. On October 26, 2023, the Sponsor agreed to surrender an aggregate of 1,068,910 shares of the Company’s common stock for no consideration, which were cancelled, resulting in the Sponsor holding an aggregate of 3,243,590 Founder Shares. The subsequent cancellation is retrospectively reflected in the financial statements from day one. On February 28, 2024 the Sponsor distributed 1,016,514 founder shares to James Michael McCrory, resulting in the Sponsor holding an aggregate of 2,227,076 founder shares. The Sponsor, along with James Michael McCrory, are defined as the initial stockholders.

The Company maintains the ownership of Founder Shares by the initial stockholders at 22.0% of the Company’s issued and outstanding shares of common stock upon the consummation of the Initial Public Offering, not including the Private Placement Shares or the Representative Shares. Up to 423,077 Founder Shares held by the initial stockholders are no longer subject to forfeiture due to the underwriters’ over-allotment option exercised in full at the Initial Public Offering.

F-9

Note 5 — Related Party Transactions (Continued)

The initial stockholders and the officers and directors have agreed not to transfer, assign or sell any of the Founder Shares until the earlier of (i) six months after the date of the consummation of the Business Combination or (ii) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction after its initial business combination that results in all of its public stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Notwithstanding the foregoing, if the last sale price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after its initial business combination, the Founder Shares will be released from the lock-up.

Subscription Agreements

From October 2023 through January 2024, the Company’s Sponsor entered into six subscription agreements to sell membership interests in the Sponsor to members of management, directors and director nominees. The membership interests represent the indirect equivalent of 525,000 Founders Shares which equates to 16.19% of the 3,243,590 Founders Shares issued and outstanding. The total purchase price paid for the membership interests was $2,500. The Company modified the agreements in February 2024, with the intent to clarify that the Founder Shares are “earned upon the completion of a successful Business Combination” and the modified agreement is to be effective contemporaneously with the date and time of the initial subscription agreements. The sale of the membership interests to the Company’s management, directors and director’s nominees is in the scope of FASB ASC Topic 718, “Compensation-Stock Compensation” (“ASC 718”). Under ASC 718, stock-based compensation associated with equity-classified awards is measured at fair value upon the grant date. The fair value of the 425,000 shares granted through March 28, 2024, to the Company’s directors and director nominees was approximately $1,734,000 or approximately $4.08 per share. The Founders Shares were granted subject to a performance condition (i.e., the occurrence of a Business Combination). Compensation expense related to the Founders Shares is recognized only when the performance condition is probable of occurrence under the applicable accounting literature in this circumstance. As of March 28, 2024, the Company determined that a Business Combination is not considered probable, and, therefore, no stock-based compensation expense has been recognized. Stock-based compensation would be recognized at the date a Business Combination is considered probable (i.e., upon consummation of a Business Combination) in an amount equal to the number of Founders Shares times the grant date fair value per share (unless subsequently modified) less the amount initially received for the purchase of the Founders Shares.

The Founder Shares issued to the directors and director nominees were valued using a Black-Scholes model. The following criteria presents the quantitative information regarding market assumptions used in the Founder Share valuations:

	November 15, 2023	January 15, 2024
Volatility	5.0%	5.0%
Risk-free rate	4.8%	4.1%
Spot price	$8.95	$9.32
Discount of lack of marketability (DLOM)	0.2%	0.4%

On January 22, 2024, one of the subscription agreements representing an indirect equivalent of 100,000 Founders Shares or 3.08% of the 3,243,590 Founders Shares (with over-allotment) issued and outstanding was terminated and $500 was paid to the subscriber as a result of the termination of the agreement.

Underwriting Agreement and Business Combination Marketing Agreement

The Company engaged I-Bankers to act as Underwriters on the Initial Public Offering of the Company’s Units, for $115 million and the simultaneous listing on the Nasdaq Global Market. The Underwriters had a 30-day option to purchase up to an additional 1,500,000 Units to cover over-allotments at the Initial Public Offering price, less the underwriting discounts and commissions. On March 28, 2024, simultaneously with the closing of the Initial Public Offering, the Underwriters elected to fully exercise the over-allotment option to purchase an additional 1,500,000 Units at a price of $10.00 per Unit.

The Underwriters were entitled to a cash underwriting discount of $0.30 per Unit, or $3,450,000 in the aggregate, payable upon the closing of the Initial Public Offering. In addition, under a business combination marketing agreement, the Company engaged I-Bankers to provide marketing services in connection with the Business Combination and will pay I-Bankers a cash fee for such marketing services upon the consummation of the Business Combination in an amount equal to, in the aggregate, 3.5% of the gross proceeds of the Initial Public Offering (the “M&A fee”) or $4,025,000 in the aggregate. If the Company doesn’t complete a business combination, no fee will be due. In addition, the Company will pay the I-Bankers a finder fee equal to 1.0% of the consideration issued to a target if the business combination is consummated with a target introduced by the I-Bankers.

On the closing of the Initial Public Offering, pursuant to the underwriting agreement, the Company issued as compensation 395,000 shares of common stock for no cash consideration (the “Representative Shares”).

Administrative Services Agreement

The Company entered into an Administrative Services Agreement pursuant to which the Company agreed to pay the Chief Financial Officer a sum of $5,000 per month commencing on October 1, 2023. Upon completion of the initial business combination or the liquidation, the Company will cease paying these monthly fees. On January 22, 2024, the Company’s Chief Financial Officer resigned and the Administrative Services Agreement was terminated.

On January 22, 2024, the Company appointed a new Chief Financial Officer and entered into an Administrative Services Agreement dated January 24, 2024, pursuant to which the Company agreed to pay the Chief Financial Officer a sum of $5,000 per month commencing at the time of the Initial Public Offering closing. The agreement further specified that upon completion of the initial business combination or the liquidation, the Company will cease paying these monthly fees.

F-10

Note 6 — Commitments and Contingency

Registration Rights

The holders of the Founder Shares, Private Placement Units (and their underlying securities) any Units that may be issued upon conversion of the Working Capital Loans (and underlying securities), and Representative Shares are entitled to registration rights pursuant to a registration rights agreement signed on the effective date of the Initial Public Offering requiring the Company to register such securities for resale. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The registration rights agreement does not contain liquidated damages or other cash settlement provisions resulting from delays in registering the Company’s securities. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Business Combination Marketing Agreement

The Company engaged I-Bankers to provide services in connection with its Business Combination. See Note 5 for the details.

Note 7 — Stockholders’ Equity

The Company is authorized to issue a total of 110,000,000 shares, par value of $0.0001 per share, consisting of (i) 10,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”), and (ii) 100,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”).

As of March 28, 2024, there was no Preferred Stock issued and outstanding.

As of March 28, 2024, 4,249,090 shares of Common Stock were issued and outstanding, including the Private Placement Shares and the Representative Shares.

Note 8 — Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement.

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